UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2020

XENON PHARMACEUTICALS INC.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200-3650 Gilmore Way, Burnaby, British Columbia, Canada		V5G 4W8
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (604) 484-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, without par value	XENE	The Nasdaq Stock Market LLC (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors (the “Board”) of Xenon Pharmaceuticals Inc. (the “Company”) previously approved, subject to shareholder approval, the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated Plan”). At the Annual Meeting (as defined below), the Company’s shareholders approved the Amended and Restated Plan. The Board and management believe that share options and the other types of equity awards permitted by the Amended and Restated Plan are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of the Company’s business, and to motivate all employees to increase shareholder value. In addition, share options and other types of equity awards are necessary to remain competitive in the Company’s industry and essential to recruiting and retaining the highly qualified employees who help the Company meet its goals.

As a result of the shareholder approval of the Amended and Restated Plan, certain provisions of the Company’s 2014 Equity Incentive Plan (the “Prior Plan”) were amended, including:

•	An additional 4,000,000 common shares were reserved for issuance over the existing share reserve under the Prior Plan;

•	The annual automatic share increase (or “evergreen”) provision of the Prior Plan was eliminated;

•

The number of common shares that can be issued through restricted share awards, restricted share unit awards, or performance share awards (“full-value awards”) was limited to 1,000,000 common shares, in the aggregate;

•

The Company’s ability to perform a repricing or implement an exchange program with respect to awards already granted under the Prior Plan or to be granted under the Amended and Restated Plan was eliminated;

•	The Company may not pay or credit dividends or other distributions with respect to any common shares subject to any unvested portion of an award;

•

The definition of “change of control” includes only the specific transactions identified in the definition, such that the Board does not have discretion to determine that any other transaction may qualify as a change of control; and

•	The Amended and Restated Plan will continue in effect for a term of ten years from April 16, 2020, the date the Board approved the Amended and Restated Plan.

In connection with the shareholder approval of the Amended and Restated Plan, the Company’s non-shareholder-approved 2019 Inducement Plan was terminated (which means no further grants can be made under the 2019 Inducement Plan, but existing outstanding awards granted pursuant to such plan will continue to be governed by such plan’s terms).

Following approval of the Amended and Restated Plan, and subject to the adjustment provisions contained therein, the total number of common shares that may be issued pursuant to the Amended and Restated Plan equals 8,065,328 common shares (which represents the total of (i) the 411,522 common shares initially reserved for issuance under the Prior Plan, (ii) the 3,653,806 common shares that had been automatically added to the share reserve under the Prior Plan’s evergreen provision on the first business day of the 2015 through 2020 fiscal years, and (iii) the 4,000,000 common shares added to the Amended and Restated Plan).

For additional information regarding the Amended and Restated Plan, please refer to the heading “Summary of the Amended and Restated 2014 Plan” and the sections that follow contained in Item 5 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission and with the securities commissions in British Columbia, Alberta and Ontario on April 28, 2020 (the “Proxy Statement”). Such summary and the summary contained in this Current Report on Form 8-K are qualified in their entirety by the text of the Amended and Restated Plan and the form of share option agreement used thereunder, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The form of share option agreement sets forth the standard terms and conditions that apply to grants of share options pursuant to the Amended and Restated Plan.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2020, the Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, proxies and in-person shareholders representing 27,644,017 of the Company’s common shares and 330,845 of the Company’s Series 1 preferred shares, or approximately 79.28% of the total of common shares and Series 1 preferred shares entitled to vote, were present and voted on the following six proposals, each of which is described in more detail in the Proxy Statement:

Proposal One – Election of Directors.  The following nominees were elected as directors to serve until the 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified.

	For	Withhold	Broker Non-Votes
Michael Tarnow	24,815,010	90,180	3,069,672
Mohammad Azab	24,777,311	127,879	3,069,672
Clarissa Desjardins	24,813,646	91,544	3,069,672
Steven Gannon	24,828,145	77,045	3,069,672
Michael Hayden	24,777,167	128,023	3,069,672
Frank Holler	21,378,441	3,526,749	3,069,672
Gary Patou	24,051,772	853,418	3,069,672
Simon Pimstone	24,813,434	91,756	3,069,672
Dawn Svoronos	24,789,730	115,460	3,069,672

Proposal Two –Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”). The compensation of the Company’s named executive officers, on an advisory basis, was approved as follows:

For	Against	Abstain	Broker Non-Votes
24,733,284	70,855	101,051	3,069,672

Proposal Three – Advisory Vote on Frequency of Advisory Votes on Named Executive Officer Compensation.  The frequency of advisory votes on named executive officer compensation were as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
24,804,366	5,376	18,502	76,946	3,069,672

Based on the results of the vote, and consistent with the recommendation of the Board, the Company has determined to hold a non-binding advisory vote regarding the compensation of its named executive officers every year until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

Proposal Four –Amendment and Restatement of the 2014 Equity Incentive Plan. The Amended and Restated Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
23,686,080	1,123,237	95,873	3,069,672

Proposal Five – Appointment of Auditor.  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the ensuing year was approved as follows:

For	Withheld	Broker Non-Votes
27,864,971	109,891	-

Proposal Six – Remuneration of Auditor.  The authority of the audit committee of the Board to set the remuneration of the auditors for the ensuing year was approved as follows:

For	Against	Abstain	Broker Non-Votes
24,882,574	19,276	73,431	2,999,581

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated 2014 Equity Incentive Plan and form of share option agreement used thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENON PHARMACEUTICALS INC.

Date: June 3, 2020	By:	/s/ Ian Mortimer
Ian Mortimer
President & Chief Financial Officer